UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     __________________________________

                                 FORM 8-K/A
                             (Amendment No. 1)

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 1, 2004


                            GLOBAL CONCEPTS, LTD.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


      Colorado                    0-25319                84-1191355
  --------------------------------------------------------------------------
 (State of Incorporation)     (Commission File          (IRS Employer
                               Number)                   Identification No.)


                 14 Garrison Inn Lane, Garrison, NY 10524
                 ----------------------------------------
                 (Address of principal executive offices)

                              (845) 424-4100
                       -----------------------------
                       Registrant's Telephone Number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1
---------------

This amendment is being filed to include the required financial statements.

Item 2.01 Completion of Acquisition of Assets

     On October 1, 2004 Transportation Logistics acquired sixty percent
(60%) of the capital stock of Compagnie Logistique de Transports Automobiles ("CLTA"). CLTA is a French corporation located in Nugent sur Oise, France. Its principal business is warehousing automobiles for Peugeot and Citroen, then completing the final dealer preparation work before the automobiles are delivered. CLTA also performs brake installation and testing of new cars for Peugeot.

     Transportation Logistics acquired the shares directly from CLTA, with the approval of the other shareholders in CLTA. Neither Transportation Logistics nor any of its affiliates had any prior relationship with either CLTA or its shareholders. Transportation Logistics paid CLTA a purchase price of $500,000 for the shares. Transportation Logistics also agreed to loan up to $500,000 to CLTA if requested by the Board of Directors of CLTA prior to December 31, 2004. Transportation Logistics also agreed to guarantee a lease of ten trucks/trailers needed to fulfill its new contract with CAT/Peugeot.

     Transportation Logistics borrowed the $500,000 purchase price from Kevin Waltzer. The terms on which the loan will be repaid are still being negotiated. Mr. Waltzer is a shareholder of Transportation Logistics. Transportation Logistics will soon appoint three of the five members of the CLTA Board of Directors, and Mr. Waltzer will be one of the three individuals appointed.

Item 9.01  Financial Statements and Exhibits

     (a)   Financial Statements

     1.    Financial Statements of Compagnie Logistique de Transports
           Automobiles.

     2.    Pro Forma Financial Statements.

     (c)   Exhibits

     10-a Purchase Agreement dated September 15, 2004 among Compagnie Logistique de Transports Automobiles, Transportation Logistics Int'l, Inc., Mr. M. Marstal, Mr. S. Taleb, Mr. D. DeMaio and Mr. Jean-Claude Corre.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                          	GLOBAL CONCEPTS, LTD.


Dated: January 18, 2005                 By:/s/ Michael Margolies
                                        ------------------------
                                        Michael Margolies
                                        Chief Executive Officer


                    *       *       *       *       *

Independent Auditors' Report


To the Board of Directors and Stockholders of Compagnie Logistique De Transports Automobile


We have audited the accompanying balance sheet of Compagnie Logistique De Transports Automobile as of June 30, 2004, and the related statement of operations, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to about present fairly, in all material respects, the financial position of Compagnie Logistique De Transports Automobile as of June 30, 2004, and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the united States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's significant operating loss raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                            /s/ Rosenberg Rich Baker Berman & Company
                            ------------------------------------------
                            Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
December 22, 2004

                           Compagnie Logistique
                         De Transports Automobile
                                  (CLTA)
                               Balance Sheet
                               June 30, 2004

			Assets
Current Assets
 Cash                                     $	53,935
 Accounts receivable                         2,821,318
 Other current assets                          118,965
                                             ---------
 Total Current Assets                        2,994,218
                                             ---------

Property and Equipment                         802,955
                                             ---------
 Total Assets                             $  3,797,173
                                             =========


        Liability and Stockholders Impairment
Current Liabilities
 Accounts payable                         $  1,176,026
 Accrued expenses                           	32,231
 Payroll taxes payable                       2,383,066
 Current maturities of capitalized lease
  obligations                                  282,873
                                             ---------
 Total Current Liabilities                   3,874,196
                                             ---------
Obligations under capital leases, excluding
 current maturities                            408,333
                                             ---------
 Total Liabilities                           4,282,529
                                             ---------
Stockholders Equity (Impairment)
 Common stock                                  625,000
 Retained deficit                           (1,110,356)
                                             ---------
 Total Stockholders Equity (Impairment)       (485,356)
                                             ---------
Total Liabilities and Stockholders
 Equity (Impairment)                       $ 3,797,173
                                             =========


See notes to financial statements.

                             Compagnie Logistique
                           De Transports Automobile
                                   (CLTA)
                           Statement of Operations
                           Year Ended June 30, 2004


Sales                             $   13,754,980

Cost of Sales                         13,455,099
                                     -----------
Gross Profit                             299,881
                                     -----------
Operating Expenses
 Sales and marketing                     334,900
 General and administrative            1,022,626
                                     -----------
 Total Operating Expenses              1,357,526
                                     -----------

Loss From Operations                  (1,057,645)
                                     -----------
Other Income (Expense)
 Interest income                           5,316
 Interest expense                        (58,027)
                                     -----------
 Total Other Income (Expense)            (52,711)
                                     -----------

Loss Before Income Taxes              (1,110,356)

Income taxes                                   -
                                     -----------
Net Income                        $   (1,110,356)
                                     ===========


See notes to financial statements.

                             Compagnie Logistique
                           De Transports Automobile
                                   (CLTA)
                           Statement of Cash Flows
                           Year Ended June 30, 2004


Cash Flows From Operating Activities:
 Net loss                                   $ (1,110,356)
 Depreciation                                    253,048
 (Increase) in Assets
   Accounts receivable                        (2,821,318)
   Other current assets                        	(118,965)
 Increase in Liabilities
   Accounts payable                            1,176,026
   Accrued expenses                               32,231
   Payroll taxes payable                       2,383,066
                                               ---------
 Net Cash From Operating Activities             (206,268)
                                               ---------
Cash Flows From Investing Activities
 Purchase of property and equipment             (102,268)
                                               ---------
Cash Flows From Financing Activities
 Repayment of capitalized lease obligations     (262,529)
 Proceeds from issuance of capital stock         625,000
                                               ---------
 Net Cash From Financing Activities              362,471
                                               ---------

Net Increase in Cash                              53,935
Cash, beginning of year                                -
                                               ---------
Cash, end of year                           $     53,935
                                               =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION
  Interest paid                             $     58,027
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING    =========
 ACTIVITIES
  Capitalized lease obligations incurred for
  use of equipment                          $    953,735
                                               =========


See notes to financial statements.

                           Compagnie Logistique
                         De Transports Automobile
                                  (CLTA)
                     Notes to the Financial Statements



SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Compagnie Logistique De Transports Automobile ("CLTA") commenced July 1, 2003. CLTA is a French corporation located in France. The
Company warehouses automobiles for Peugeot and Citreon, and completes the final dealer preparation work before the automobiles are delivered. CLTA also performs brake installations and testing of new cars for Peugeot.

Cash and Equivalents

For the purposes of the statement of cash flows, cash equivalents include time deposits, certificate of deposits and highly liquid debt instruments with maturities of three months or less.

Property, Plant and Equipment

Property, plant and equipment are carried at cost, less allowances for depreciation and amortization. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets. Depreciation and amortization was $13,060 for the year ended June 30, 2004. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

Revenue Recognition

Revenue for product sales are recognized at the time of delivery;
products are not sold on a conditional basis. Therefore, when delivery has occurred the sale is complete as long as the collection of the resulting receivables is probable.

Shipping and Handling Costs

Shipping and handling costs are expensed as insured into cost of goods sold.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, inventory, prepaid expenses, accounts payable and deferred income and credits approximates fair value because of the short maturity of these instruments. The fair value of the Company's capital lease obligations approximates its carrying value and is based on the current rates offered to the Company for debt of the same remaining maturities with similar collateral requirements.

                             Compagnie Logistique
                           De Transports Automobile
                                    (CLTA)
                       Notes to the Financial Statements

LIMITATIONS

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

ECONOMIC DEPENDENCY

The Company derives 100% of its income from one customer.

CAPITAL LEASES

The Company leases transportation equipment under capital leases expiring in various years through 2008. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset at the inception of the lease. The assets are amortized over the lower of their related lease terms or their estimated productive lives. Amortization of assets under capital leases is included in depreciation expense for the year ended June 30, 2004.

Properties under capital leases as of June 30, 2004 are as follows:

            Transportation                   $  953,735
            Less accumulated amortization       235,988
                                               --------
				Total        $	717,747
                                               ========
The following is a schedule of minimum lease payments due under capital leases as of June 30, 2004.

            Year Ending June 30,
                 2005                         $ 303,280
                 2006                           251,755
                 2007                           145,542
                 2008                            95,309
            Total net minimum capital lease     -------
             payments                        	795,886
            Less amounts representing interest  104,680
                                                -------
            Present value of net minimum
             capital lease payments             691,206
            Less current maturities of capital
             lease obligations                  282,873
                                                -------
            Obligations under capital leases,
             excluding current maturities     $ 408,333
                                                =======


Interest rates on capitalized leases vary from 6% to 10% and are imputed based on the lower of the Company's incremental borrowing rate at the inception of each lease or the lessor's implicit rate of return.

SUBSEQUENT EVENTS

On October 1, 2004, Global Concepts, LTD acquired sixty percent (60%) of the capital stock of CLTA, with approval of the other shareholders of CLTA. Global Concepts, LTD paid CLTA a purchase price of $500,000 for the shares. Global Concepts, LTD also agreed to loan up to $500,000 to CLTA if requested by the Board of Directors of CLTA prior to December 31, 2004.

                          Global Concepts, Ltd.
           Unaudited Pro Forma Condensed Financial Statements

On October 1, 2004 Global Concepts, Ltd. and Subsidiaries (the "Company") acquired sixty percent (60%) of the capital stock of Compagnie Logistique de Transports Automobiles ("CLTA"). CLTA is a French corporation located in Nugent sur Oise, France. Its principal business is warehousing automobiles for Peugeot and Citroen, and then completing the final dealer preparation work before the automobiles are delivered. CLTA also performs brake installation and testing of new cars for Peugeot.

Under the terms of the agreement, the Company paid CLTA a purchase price of $500,000 for the shares. The Company also agreed to loan up to $500,000 to CLTA if requested by the Board of Directors of CLTA prior to December 31, 2004. The Company also agreed to guarantee a lease of ten trucks/trailers needed to fulfill its new contract with CAT/Peugeot.

The Company borrowed the $500,000 purchase price from a shareholder. The terms on which the loan will be repaid are still being negotiated. The Company will appoint three of the five members of the CLTA Board of Directors, and the shareholder will be one of the three individuals appointed.

The following unaudited pro forma condensed financial statements of the Company have been prepared to indicate how the financial statements of the Company might have looked if the Merger with CLTA and transactions related to that Merger had occurred as of the beginning of the period presented.

The pro forma condensed financial statements have been prepared using the unaudited historical financial statements of the Company and CLTA as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

The pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the Merger been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

                  Global Concepts, Ltd. and Subsidiaries
                Unaudited Pro Forma Condensed Balance Sheet

                                                     Compagnie
                        Global                       Logistique
                        Concepts,        J&J         de
                        Ltd. and         Marketing,  Transports      Pro Forma        Pro Forma
                        Subsidiaries     LLC         Automobiles     Adjustments      Consolidated
                        ---------------------------------------------------------------------------
     Assets
Current Assets
 Cash                   $      227      $    1,273  $   305,758      $       -       $   307,258
 Accounts receivable,
  net                            -           3,527    2,869,166              -         2,872,693
 Inventories                     -           8,583            -              -             8,583
 Other current assets            -               -      311,473              -           311,473
                         ---------       ---------    ---------       --------         ---------
 Total Current Assets          227          12,383    3,486,397              -         3,500,007
                         ---------       ---------    ---------       --------         ---------

Property and Equipment           -               -      751,712              -           751,712

Deposit on acquisition     250,000               -            -       (250,000) (3)            -
Goodwill                    23,524               -            -         17,407  (1)(2)    40,931
                         ---------       ---------    ---------       --------         ---------
 Total Other Assets        273,524               -            -       (232,593)           40,931
                         ---------       ---------    ---------       --------         ---------

 Total Assets              273,751          13,383    4,238,109       (232,593)        4,292,650
                         =========       =========    =========       ========

     Liabilities and Stockholders'(Members') (Deficit)

Current Liabilities
 Accounts payable and
  accrued expenses         135,509          27,642    1,464,063              -         1,627,214
 Convertible debenture     200,000               -            -              -           200,000
 Current maturities of
  capital lease
  obligations                    -               -      282,893              -           282,873
 Notes payable             350,000               -      250,000       (250,000) (3)      350,000
 Payroll taxes payable           -               -    3,045,814              -         3,045,814
 Net liabilities of
  discontinued
  operations             1,265,927               -            -              -         1,265,927
                         ---------       ---------    ---------       --------         ---------
 Total Current
  Liabilities            1,951,436          27,642    5,042,750       (250,000)        6,771,828

Obligations Under
 Capital Lease,
 excluding current
 maturities                      -               -      337,613              -           337,613
Loan Payable             1,076,619               -            -              -         1,076,619
                         ---------       ---------    ---------       --------         ---------
 Total Liabilities       3,028,055          27,642    5,380,363       (250,000)        8,186,060

Stockholders' (Members')
 Equity
 Preferred stock            10,000               -            -              -            10,000
 Common stock and
  additional paid in
  capital                4,442,392               -      650,000          6,000 (1)     5,098,392
 Retained (deficit)/
  Members'(deficit)     (5,807,780)        (14,259)  (1,792,254)        11,407 (2)    (7,602,886)
  Consulting services
   to be provided       (1,398,916)              -            -              -        (1,398,916)
                         ---------       ---------    ---------       --------         ---------
 Total Stockholders'
  (Members') (deficit)  (2,754,304         (14,259)  (1,142,254)        17,407        (3,893,410)
                         ---------       ---------    ---------       --------         ---------
Total Liabilities and
 Stockholders'
 (Members')(Deficit)    $  273,751      $   13,383  $ 4,238,109      $(232,593)      $ 4,292,650
                         =========       =========    =========       ========         =========



                     Global Concepts, Ltd. and Subsidiaries
            Unaudited Pro Forma Condensed Statement of Operations
                 For the Nine Months Ended September 30, 2004

                                                     Compagnie
                        Global                       Logistique
                        Concepts,        J&J         de
                        Ltd. and         Marketing,  Transports      Pro Forma        Pro Forma
                        Subsidiaries     LLC         Automobiles     Adjustments      Consolidated
                        ---------------------------------------------------------------------------
Operating Revenues       $   10,350     $   27,904   $ 11,471,155    $       -        $ 11,509,059

Direct Operating
 Expenses                         -         12,974     11,105,366            -          11,118,340
                           --------      ---------     ----------     --------          ----------
Gross Profit                 10,350         14,930        365,789            -             390,719

Operating Expenses
 Selling, general and
  administrative             86,382         27,838      1,366,800            -           1,481,020
 Stock based compensation   301,084              -              -            -             301,084
                           --------      ---------     ----------     --------          ----------
Total Operating Expenses    387,466         27,838      1,366,710            -           1,779,014
                           --------      ---------     ----------     --------          ----------

Loss Before Income Taxes   (377,116)       (12,908)    (1,001,011)           -          (1,388,295)
(Provision) Benefit for
 Income Taxes                     -              -              -            -                   -
                           --------      ---------      ---------     --------          ----------
Loss from continuing
 operations              $ (377,116)    $  (12,908)  $ (1,001,011)   $       -        $ (1,388,295)
                           ========      =========      =========     ========          ==========
Loss Per Common Share,
 basic and diluted       $    (0.01)    $        -   $       (.02)   $       -        $       (.03)
                           ========      =========      =========     ========          ==========


                       Global Concepts, Ltd. and Subsidiaries
              Unaudited Pro Forma Condensed Statement of Operations
                       For the Year Ended December 31, 2003



                                                     Period
                                                     July 1, 2003
                                                     (date of
                                                     inception)
                                                     to December
                                                     31, 2003
                                                     ------------
                                                     Compagnie
                        Global                       Logistique
                        Concepts,        J&J         de
                        Ltd. and         Marketing,  Transports      Pro Forma        Pro Forma
                        Subsidiaries     LLC         Automobiles     Adjustments      Consolidated
                        ---------------------------------------------------------------------------

Operating Revenues      $   65,533       $   45,966   $ 5,631,422    $        -       $ 5,742,921
Direct Operating
 Expenses                        -            9,516     5,777,812             -         5,787,328
                         ---------         --------     ---------      --------         ---------
Gross Profit                65,533           36,450      (146,390)            -           (44,407)
                         ---------         --------     ---------      --------         ---------
Operating Expenses
 Selling, general and
  administrative           138,489           54,971       581,853             -           775,313
 Stock based compensation  635,500                -             -             -           635,500
                         ---------         --------     ---------      --------         ---------
Total Operating Expenses   773,989           54,971       581,853             -         1,410,813
                         ---------         --------     ---------      --------         ---------

Loss Before Income Taxes  (708,456)         (18,521)     (728,243)            -        (1,453,220)
(Provision) Benefit for
 Income Taxes                    -                -             -             -                 -
                         ---------         --------     ---------      --------         ---------
Loss from continuing
 operations             $ (708,456)      $  (18,521)  $  (728,243)   $        -       $(1,453,220)
                         =========         ========     =========      ========         =========
Loss Per Common Share,
 basic and diluted      $    (0.02)                                                   $     (0.02)
                         =========                                                      =========





(1) Recognition of common stock of the Company issued for the acquisition of J&J Marketing and goodwill
(2) Represents elimination of 80% of J&J Marketing members' equity upon acquisition
(3) Represents elimination of deposit to purchase CLTA